                                                                      OH&S DRAFT
                                                                        01/09/97
                                                                     Exhibit 4.6


================================================================================



                   BOMBARDIER CREDIT RECEIVABLES CORPORATION

                                   Purchaser



                                      and



                            BOMBARDIER CAPITAL INC.

                                     Seller



                               AMENDMENT NUMBER 1

                          Dated as of January 1, 1997

                                       to


                         RECEIVABLES PURCHASE AGREEMENT

                          Dated as of January 1, 1994



================================================================================

                               Table of Contents
                               -----------------


                                                                            Page
                                                                            ----
                                   ARTICLE I

                                  Definitions

SECTION 1.01.  Cross Reference to Definitions in the Pooling and Servicing
               Agreement .................................................... 1
SECTION 1.02.  Terms Confined to this Amendment.............................. 2
SECTION 1.03.  Effective Dates............................................... 2

                                  ARTICLE II

          Current Amendments Relating to Contribution of Receivables

SECTION 2.01.  General Amendment Relating to Contribution of Receivables..... 2
SECTION 2.02.  Amendment Relating to Purchase Price.......................... 3

                                  ARTICLE III

             Amendments Relating to Representations and Warranties

SECTION 3.01.  Current Amendment to Representations and Warranties of the
               Seller Relating to the Seller and the Agreement............... 3
SECTION 3.02.  Delayed Amendment to Representations and Warranties of the
               Seller Relating to the Receivables...........................  4
SECTION 3.03.  Current Amendment Relating to Removal of Accounts............  4
SECTION 2.06.  Removal of Accounts
SECTION 3.04.  Delayed Amendment Relating to Removal of Receivables in
               Connection with the Granting of a Participation Interest.....  5
SECTION 3.05. Delayed Amendment Relating to Removal of Receivable for Assignment to a Third Party and Removal of Aged Receivables.. 7

                                  ARTICLE IV

            Delayed Amendments Relating to the Addition of Accounts

SECTION 4.01.  Amendments Relating to the Automatic Addition of Accounts....  7

                                   ARTICLE V

                     Delayed Amendments Relating to Liens

SECTION 5.01. Amendments Relating to Liens...................................  9

                                  ARTICLE VI

              Delayed Amendment Relating to Repurchase Agreements

SECTION 6.01. Addition of Provision Relating to Repurchase Agreements........  9

                                  ARTICLE VII

                   Current Amendment Relating to Amendments

SECTION 7.01. Amendment to Provisions Relating to Amendment of the
              Receivables Purchase Agreement................................. 10

                                 ARTICLE VIII

                        Current Amendments to Exhibits

SECTION 8.01. Amendments to Exhibit A........................................ 11
SECTION 8.02. Amendments to Exhibit D-1...................................... 11

                                  ARTICLE IX

                                 Miscellaneous

SECTION 9.01. Counterparts................................................... 12
SECTION 9.02. Headings....................................................... 12

          AMENDMENT NUMBER 1 dated as of January 1, 1997 (this "Amendment") to the RECEIVABLES PURCHASE AGREEMENT dated as of January 1, 1994 (the "Original Receivables Purchase Agreement"), each between BOMBARDIER CREDIT RECEIVABLES CORPORATION, a Delaware corporation, as Purchaser, and BOMBARDIER CAPITAL INC., a Massachusetts corporation, as Seller.


                             W I T N E S S E T H :

          WHEREAS (i) the Seller, in the ordinary course of its business, finances the purchase of floorplan and wholesale inventory by dealers of certain consumer, recreational and commercial products thereby generating certain payment obligations and (ii) the Seller plans, in the ordinary course of its business, to finance working capital needs and the production, manufacturing and holding in inventory of consumer, recreational and commercial products for dealers, distributors and manufacturers, and thereby also to generate payment obligations; and

          WHEREAS the Seller entered into the Original Receivables Purchase Agreement for the purpose of selling certain of such existing and future payment obligations from time to time to the Purchaser; and

          WHEREAS, the Seller, the Purchaser and BANKERS TRUST COMPANY, as Trustee (the "Trustee"), have entered into a Pooling and Servicing Agreement dated as of January 1, 1994 and, simultaneously herewith, are entering into Amendment Number 1 to such Pooling and Servicing Agreement (such Pooling and Servicing Agreement as amended by such Amendment Number 1 and as the same may hereafter from time to time be amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement"); and

          WHEREAS, the Seller and the Purchaser have agreed that, from time to time, the Seller may transfer Receivables to the Purchaser by contribution rather than by sale and the parties wish to make provisions for such contributions; and

          WHEREAS, the Seller and the Purchaser, in accordance with Section 8.01 of the Original Receivables Purchase Agreement, by the execution and delivery of this Amendment, hereby amend the Original Receivables Purchase Agreement to the extent and on the terms set forth in this Amendment.

          NOW THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.01.  Cross Reference to Definitions in the Pooling and
                         -------------------------------------------------
Servicing Agreement.  Capitalized terms used herein and not defined herein or
-------------------
amended by the terms of this Amendment shall have the meanings set forth in the Pooling and Servicing

Agreement, including the Amendment to Pooling and Servicing Agreement, and in the Original Receivables Purchase Agreement.

          SECTION 1.02.  Terms Confined to this Amendment.  Whenever used in
                         --------------------------------
this Amendment, the following words shall have the following meanings:

          "Amendment" shall mean this Amendment Number 1 dated as of January 1,
           ---------
1997 to the Original Receivables Purchase Agreement, as such Amendment Number 1 may be modified, amended and supplemented hereafter.

          "Amendment to Pooling and Servicing Agreement" shall mean Amendment
           --------------------------------------------
Number 1, dated as of January 1, 1997, to the Original Pooling and Servicing Agreement.

          "Delayed Amendments" shall mean those amendments to the Original
           ------------------
Receivables Agreement set forth herein which are specified herein as having an Effective Date of the day following the Series 1994-1 Final Payment Date.

          "Effective Date" shall mean the date on which the respective
           --------------
amendments to the Original Receivables Purchase Agreement contained in this Amendment shall become effective which (i) with respect to those amendments set forth in ARTICLES II, VII, VIII and Sections 3.01 and 3.03 shall be the date of execution and delivery of this Amendment by each of the parties hereto as specified on the signature page hereto and (ii) with respect to those amendments set forth in all other Sections and Articles of this Amendment shall be the day following the Series 1994-1 Final Payment Date.

          "Original Receivables Purchase Agreement" shall mean the Receivables
           ---------------------------------------
Purchase Agreement dated as of January 1, 1994 between Bombardier Capital Inc., as Seller, and Bombardier Credit Receivables Corporation, as Purchaser.

          "Receivables Purchase Agreement" shall mean, the Original Receivables
           ------------------------------
Purchase Agreement as amended and supplemented by this Amendment and as otherwise modified, amended and supplemented from time to time.

          SECTION 1.03.  Effective Dates.  The Amendment to Pooling and
                         ---------------
Servicing Agreement sets forth the respective Effective Dates of the defined terms added to the Pooling and Servicing Agreement or amended by the Amendment to Pooling and Servicing Agreement. With respect to each such new or amended definition the respective Effective Dates in the Amendment to Pooling and Servicing Agreement shall also be the Effective Dates under this Amendment.


                                  ARTICLE II

           Current Amendments Relating to Contribution of Receivables
           ----------------------------------------------------------

          SECTION 2.01.  General Amendment Relating to Contribution of
                         ---------------------------------------------
Receivables.  The Original Receivables Purchase Agreement is hereby amended and
-----------
supplement effective
the day of execution and delivery of this Amendment by each of the parties hereto as specified on the signature page hereto, to provide that Receivables, in addition to being sold by the Seller to the Purchaser, may, be transferred from the Seller to the Purchaser in the form of a capital contribution. Notwithstanding the fact that the Original Receivables Purchase Agreement refers only to the sale of Receivables, wherever in the Receivables Purchase Agreement there is a reference to a sale of Receivables by the Seller to the Purchase, such provision shall also be applicable to the transfer of Receivables in the form of a contribution.

          SECTION 2.02.  Amendment Relating to Purchase Price. Section 2.01 (e)
                         ------------------------------------
of the Original Receivables Purchase Agreement is hereby specifically amended effective the day of execution and delivery of this Amendment by each of the parties hereto as specified on the signature page hereto to read in its entirety as follows:

          (e) The purchase price (i) with respect to Eligible Receivables sold hereunder will equal the principal amount of such Receivables plus accrued
                                                                   ----
     and unpaid interest thereon on the related Transfer Date and (ii) with respect to Ineligible Receivables sold hereunder will equal 100% of the net book value (as determined by the Seller) of such Receivables as of the related Transfer Date. If Receivables are contributed by the Seller to the Purchaser, the value of such contribution (i) with respect to Eligible Receivables contributed hereunder will equal the principal amount of such Receivables plus accrued and unpaid interest thereon on the related
                 ----
     Transfer Date and (ii) with respect to Ineligible Receivables contributed hereunder will equal 100% of the net book value (as determined by the Seller) of such Receivables as of the related Transfer Date. The consideration paid with respect to sales hereunder subsequent to the Closing Date may be paid, at the election of Purchaser, (a) in cash, (b) partially in cash with the balance added to the principal amount of the BCRC Note, or (c) in its entirety by increasing the principal amount of the BCRC Note. With respect to Receivables which are contributed by the Seller to the Purchaser the value of the contribution shall be recorded as a contribution to the capital of the Purchaser.


                                  ARTICLE III

Amendments Relating to Representations and Warranties and Removal of Accounts
-----------------------------------------------------------------------------
and of Receivables.
------------------

               SECTION 3.01.  Current Amendment to Representations and
                              ----------------------------------------
Warranties of the Seller Relating to the Seller and the Agreement.  Section
-----------------------------------------------------------------
2.02 (a) of the Original Receivables Purchase Agreement is hereby amended, effective the day of execution and delivery of this Amendment by each of the parties hereto as specified on the signature page hereto, to read in its entirety as follows:

          (a)  Organization and Good Standing.  The Seller is a corporation duly
               ------------------------------
     organized and validly existing and in good standing under the laws of the state of its incorporation and has, in all material respects, full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

          SECTION 3.02. Delayed Amendment to Representations and Warranties of
                        ------------------------------------------------------
the Seller Relating to the Receivables.  Subsections (a)(i) and (a)(v) of
--------------------------------------
Section 2.03 of the Original Receivables Purchase Agreement are hereby amended, effective the day after the Series 1994-1 Final Payment Date, to read in their entirety, respectively, as follows:

               (i) Each Receivable and all Collateral Security existing on the first Closing Date has been or, in the case of Additional Accounts, on the applicable Addition Date, and on each Transfer Date, will be conveyed to the Purchaser free and clear of any Lien except for Liens permitted under Section 2.06(a) of the Pooling and Servicing Agreement.

               (v) Each Domestic Inventory Receivable conveyed to the Trust was, at the time of its creation, and is and will be secured by a first priority perfected security interest in the related Eligible Product except to the extent of Liens permitted by Section 2.06(a) of the Pooling and Servicing Agreement.

          SECTION 3.03.  Current Amendment Relating to Removal of Accounts.
                         -------------------------------------------------
Section 2.06 of the Original Receivables Purchase Agreement is hereby amended, effective the day after the Series 21994-1 Final Payment Date, to read in its entirety as follows:

                    SECTION 2.06.  Removal of Accounts.  (a)  On each Removal
                                   -------------------
          Termination Date on which Accounts are removed from the Trust pursuant to Section 2.07 of the Pooling and Servicing Agreement, the Purchaser shall be deemed to have offered to the Seller automatically and without notice to or action by or on behalf of the Purchaser, the right to remove Accounts from the operation of this Agreement in the manner prescribed in subsection (b) below.

                    (b) To accept such offer and remove Accounts, the Seller (or the Servicer on its behalf) shall take the following actions and make the following determinations:

                         (i) not less than five (5) Business Days prior to the Removal Commencement Date, furnish to the Purchaser, the Trustee, any Enhancement Providers and the Rating Agencies a written notice (the "Removal Notice") specifying the date on
                                         --------------
                    which the Purchaser is to cease transferring newly originate Receivables in one or more Accounts (the "Removed Accounts")
                                                              ----------------
                    to the Trust (the "Removal Commencement Date");

                         (ii) represent and warrant that the removal of any such
                    Account shall not, in the reasonable belief of the Seller, cause an Early Amortization Event to occur or cause the Pool Balance to be less than the Required Pool Balance;

                         (iii) represent and warrant that no selection
                    procedures believed by the Seller to be adverse to the interests of the Beneficiaries were utilized in selecting the Accounts to be removed;

                         (iv) represent and warrant that such removal will not result in a reduction or withdrawal of the rating of any outstanding Series or Class by the applicable Rating Agency;

                         (v) on or before the related Removal Commencement Date, deliver to the Trustee and any Enhancement Providers an Officers' Certificate confirming the items set forth in clauses (ii) through (iv) above, the Trustee may conclusively rely on such Officers' Certificate and shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying; and

                         (vi) within five (5) Business Days after the Removal
                    Commencement Date, amend Schedule 1 to the Pooling and Servicing Agreement by delivering to the Trustee a computer file or microfiche or written list containing a true and complete list of the Removed Accounts to be removed, specifying for each such Account, as of the date immediately preceding the Removal Commencement Date, its account number, the aggregate amount of Receivables outstanding in such Account and the aggregate outstanding principal balance therein (the "Designated Balance");

                    (c) Subject to subsection (b) above, on the Removal Termination Date with respect to any such Removed Account, such Removed Account shall be deemed removed by operation of this Agreement for all purposes. After the Removal Date and upon the written request of the Servicer, the Purchaser shall deliver to the Seller a reassignment in substantially the form of Exhibit ___ hereto (a "Reassignment").
          -------------

          SECTION 3.04.  Delayed Amendment Relating to Removal of Receivables in
                         -------------------------------------------------------
Connection with the Granting of a Participation Interest. The Original
--------------------------------------------------------
Receivables Purchase Agreement is hereby amended, effective the day after the Series 1994-1 Final Payment Date, to add Section 2.09 which shall read in its entirety, as follows:

               SECTION 2.09  Removal of Participation Interests. (a) On each
                             ----------------------------------
          date on which an interest in a Receivable or in Receivables is removed from the Trust pursuant to Section 2.12 of the Pooling and Servicing Agreement, the Purchaser shall be deemed to have offered to the Seller automatically and without notice to or action by or on behalf of the Purchaser, the right to remove the interest from the operation of this Agreement in the manner prescribed in subsection (b) below.

     (b) To accept such offer and remove interests in Receivables in connection with the granting of a Participation Interest, the Seller (or the Servicer on its behalf) shall take the following actions and make the following determinations:

                    (i) not less than five (5) Business Days prior to the
               removal date, furnish to the Trustee, any Enhancement Providers and the Rating Agencies a written notice (the "Participation
                                                              -------------
               Removal Notice") specifying the date on which removal of the
               --------------
               participation interest (the "Removed Participation Interest")
                                            ------------------------------
               will occur (a "Participation Interest Removal Date");
                              -----------------------------------

                    (ii) represent and warrant that the removal of any such
               interest on any Participation Interest Removal Date shall not, in the reasonable belief of the Seller, cause an Early Amortization Event to occur or cause the Pool Balance to be less than the Required Pool Balance;

                    (iii) represent and warrant that no selection procedures reasonably believed by the Seller to be adverse to the interests of the Beneficiaries were utilized in selecting the Accounts or the Receivables in which the Participation Interest is to be conveyed;

                    (iv) represent and warrant that such removal will not result in a reduction or withdrawal of the rating of any outstanding Series or Class by the applicable Rating Agency;

                    (v) on or before the related Removal Date, deliver to the
               Trustee and any Enhancement Providers an Officers' Certificate confirming the items set forth in clauses (ii), (iii) and (iv) above; the Trustee may conclusively rely on such Officers' Certificate and shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying; and

                    (vi) on or before the fifth Business Day after the
               Participation Removal Date, furnish to the Trustee a computer file, microfiche list or other list of the Removed Participation Interests, specifying for each Removed Participation Interest,
               (x) the number of the Account in which such Receivable or Receivables existed, (y) as of the date of the Participation Removal Notice, the aggregate amount of Principal Receivables outstanding in the Account from which the Participation Interest was removed and (z) as of the Participation Interest Removal Date, the aggregate amount of Principal Receivables in such Account (after the removal of the Removed Participation Interests) and represent that such computer file, microfiche list or other list describing the interests removed is true and complete in all material respects.

               (c) Subject to satisfaction of the conditions set forth above in subsection (b) of this Section 2.09, on the Participation Interest Removal Date with respect to any such Removed Participation Interest, such Removed Participation Interest shall be deemed removed from the operation of this Agreement for all purposes and shall no longer be included as a "Receivable" and the interest in such Account which have not been removed shall continue as "Receivables" subject to the terms hereof and of the Trust. After the Participation Interest Removal Date and upon the written request of the Servicer, the Purchaser shall deliver to the Seller a reassignment in substantially the form of Exhibit _____ hereto.

          SECTION 3.05.  Delayed Amendment Relating to Removal of Receivable for
                         -------------------------------------------------------
Assignment to a Third Party and Removal of Aged Receivables.  The Original
-----------------------------------------------------------
Receivables Purchase Agreement is hereby amended, effective the day after the Series 1994-1 Final Payment Date, to add Section 2.10 which shall read in its entirety, as follows:

               SECTION 2.10.  Removal of Receivables for Assignment to a Third
                              ------------------------------------------------
     Party and Removal of Aged Receivables.  (a) On each date on which a
     -------------------------------------
     Receivable or Receivables are withdrawn from the Trust (the "Removal Date") pursuant to Section 2.13 of the Pooling and Servicing Agreement, the Purchaser shall be deemed to have offered to the Seller automatically and without notice to or action by or on behalf of the Purchaser the right to remove the Receivable or Receivables from the operation of this Agreement in the manner prescribed in subsection (b) below:

               (b) To accept such offer and remove interests in Receivables, the Seller (or the Servicer on its behalf) shall, on behalf of the Purchaser, pay to the Trustee on or before the Removal Date for deposit into the Collection Account an amount at least equal to the principal amount of such removed Receivables together with interest accrued thereon to the Removal Date.

          Upon each such removal from this Agreement, the Seller represents and covenants that the removal will not, in the reasonable belief of the Seller, cause an Early Amortization Event to occur.


                                   ARTICLE IV

            Delayed Amendments Relating to the Addition of Accounts
            -------------------------------------------------------

          SECTION 4.01.  Amendments Relating to the Automatic Addition of
                         ------------------------------------------------
Accounts.  Subsections (ii) of Section 2.04 (b) and Section 2.04 (d) of the
--------
Original Receivables Purchase Agreement are hereby amended, effective the day after the Series 1994-1 Final Payment Date, to read in their entirety, respectively, as follows:

          Section 2.04(b)(ii) is hereby amended to read:

          (ii) Such Additional Accounts shall all be Eligible Accounts and unless the Account is being added pursuant to the Automatic Addition Condition set forth in subsection (g) of Section 2.05 of the Pooling and Servicing Agreement, the Rating Agency Condition shall have been satisfied;

          Section 2.04(d) is hereby amended to read:

          (d) At least ten (10) days prior to each Addition Date in respect of the designation of any Additional Accounts pursuant to this Section 2.04, unless the Account is being added pursuant to the Automatic Addition Condition set forth in subsection (g) of Section 2.05 of the Pooling and Servicing Agreement, the Seller shall have given written notice of such designation to the Rating Agencies.


                                   ARTICLE V

                      Delayed Amendments Relating to Liens
                      ------------------------------------

          SECTION 5.01.  Amendments Relating to Liens. Section 2.05(a) of the
                         ----------------------------
Original Receivables Purchase Agreement is hereby amended, effective as of the day after the Series 1994-1 Final Payment Date, to read in its entirety, as follows:

          (a)  No Liens.  Except for (i) the conveyances hereunder, (ii) any
               --------
          Participation Interests granted pursuant to a Participation Agreement,
          (iii) the sale, assignment or transfer to a Third Party of Receivables, the Collateral Security and other associated rights removed from the Trust pursuant to the terms of the Pooling and Servicing Agreement and (iv) any tax liens and certain other statutory liens (including liens in favor of the Pension Benefit Guaranty Corporation), the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable or any Collateral Security, whether now existing or hereafter created, or any interest therein, and the Seller shall defend the right, title and interest of the Purchaser and the Trust in, to and under the Receivables and the Collateral Security, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.


                                   ARTICLE VI

              Delayed Amendment Relating to Repurchase Agreements
              ---------------------------------------------------

          SECTION 6.01.  Addition of Provision Relating to Repurchase
                         --------------------------------------------
Agreements. The following new section shall, effective the day after the Series
----------
1994-1 Final Payment Date, be added to Article II of the Receivables Purchase
Agreement:

          SECTION 2.09.  Provisions Relating to Repurchase Agreements.  The
                         --------------------------------------------
     Seller and Purchaser agree that, with respect to the Repurchase Agreements, the rights under such Repurchase Agreements and the recoveries thereunder which are conveyed by the Seller to the Purchaser pursuant to the terms of this Agreement shall be those rights and recoveries which relate to Receivables conveyed hereunder and the Collateral Security which secures such Receivables. To the extent that any of such Repurchase Agreements also relate to obligations due to the Seller which are not Receivables conveyed to the Purchaser hereunder and any collateral security or other associated rights, any rights under such Repurchase Agreement related to such non-conveyed obligations, collateral security and other associated rights, shall remain with the Seller and any recoveries under such Repurchase Agreement, to the extent that such recoveries related to such non-conveyed obligations, collateral security and other associated rights shall be the property of the Seller and are not conveyed to the Purchaser hereunder and, to the extent the Purchaser collects amounts under a Repurchase Agreement which amounts relate to such non-conveyed obligations, collateral security and other associated rights, the Purchaser shall pay such amount to the Seller. In addition, if a Repurchase Agreement or an interest therein has been conveyed to the Purchaser in connection with a Receivable or Receivables conveyed hereunder and such Receivable or Receivables have been repurchased or otherwise removed from the Trust and from this Agreement, to the extent such Repurchase Agreement related to such removed Receivable, provided the Receivable was removed in compliance with the terms hereof and of the Pooling and Servicing Agreement, then the rights in any Repurchase Agreement to the extent they related to such removed Receivables, shall revert to the Seller. All representations and warranties of the Seller hereunder with respect to any such Repurchase Agreements shall relate only to the interest in such agreements which relates to the Receivables conveyed to the Purchaser hereunder.


                                  ARTICLE VII

                    Current Amendment Relating to Amendments
                    ----------------------------------------

          SECTION 7.01.  Amendment to Provisions Relating to Amendment of the
                         ----------------------------------------------------
Receivables Purchase Agreement. Section 8.01(a) of the Original Receivables
------------------------------
Purchase Agreement is hereby amended, effective as of the day of execution and delivery of this Amendment by each of the parties hereto as specified on the signature page hereto, to read in its entirety as follows:

          SECTION 8.01.  Amendment.  (a)  This Agreement may be amended from
                         ---------
     time to time by the Seller and the Purchaser; provided, however, that such
                                                   --------  -------
     action shall not adversely affect in any material respect the interests of any Investor Certificateholder or the Holder of the Variable Funding Certificate; provided, however, that any amendment to this Agreement in order to conform to the description of the Certificates and the Receivables and other matters set forth in the Registration Statement filed by the Purchaser with the Securities and Exchange Commission relating to the Series 1994-1 Certificates, as such Registration Statement was in effect on the date of issuance of the Series 1994-1 Certificates, shall not be deemed to adversely affect the interests of any Certificateholder or the Holder of the Variable Funding Certificate if (i) shall be confined to an amendment of the terms of the Series 1994-1 Certificates or matters which affect only the Series 1994-1 Certificates and does not affect any other Series of Certificates and (ii) any such amendment is conditioned upon the delivery to the Trustee of an Opinion of Counsel to the effect that such amendment is confined to matters affecting the Series 1994-1 Certificates and will not cause the Registration Statement filed with respect to any other Series to be inaccurate in any material respect with respect to the description of the terms of this Agreement after such amendment. Notwithstanding any other provision of this Agreement or of the Pooling and Servicing Agreement, the Servicer and the Purchaser may amend Section 2.06 of this Agreement, at any time, to conform with the terms of such Section prior to the amendments contained in Amendment Number 1 to the Receivables Purchase Agreement if Section 12.01 of the Pooling and Servicing Agreement is amended to conform with the terms thereof prior to the amendments contained in Amendment Number 1 to the Pooling and Servicing Agreement.


                                  ARTICLE VIII

                         Current Amendments to Exhibits
                         ------------------------------

          SECTION 8.01.  Amendments to Exhibit A. Exhibit A to the Original
                         -----------------------
Receivables Repurchase Agreement is hereby amended, effective the day of execution and delivery of this Amendment by all of the parties hereto as specified on the signature page hereto, in the following respects:

     Provision 5(b) is hereby amended to read:

          (b)  Organization and Good Standing.  The Seller is a corporation duly
               ------------------------------
     organized and validly existing and in good standing under the law of the state of its incorporation and has, in all material respects, full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Assignment.

     Provision 5(m) is hereby amended to read:

          (m) No Liens.  Each Receivable and all Collateral Security existing on
              --------
     the Addition Date has been conveyed to the Purchaser free and clear of any Lien, except for Liens permitted under Section 2.06(a) of the Pooling and Servicing Agreement and tax and certain other statutory liens (including liens in favor of the Pension Benefit Guaranty Corporation);

          SECTION 8.02.  Amendments to Exhibit D-1. Exhibit D-1 to the Original
                         -------------------------
Receivables Repurchase Agreement is hereby amended, effective the day of execution and delivery of this Amendment by all of the parties hereto as specified on the signature page hereto, in the following respect:

     Provision 3(a) is hereby amended to read:

               3.  Conveyance of Receivables and Accounts.  (a) The Purchaser
                   --------------------------------------
     does hereby transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty on and after the Removal Date, all right, title and interest of the Trust in, to and under all Receivables now existing at the close of business on the Removal Date and thereafter created from time to time until the termination of the Trust in Removed Accounts designated hereby, all Collateral Security in respect thereof, any rights under any Repurchase Agreement with respect to such Receivables and the Collateral Security and rights in respect thereof, all monies due or to become due and all amounts received with respect thereto (including all Non-Principal Receivables) and all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Vermont) and Recoveries thereof relating thereto.

          SECTION 8.03.  Amendments to Exhibit D-2. Exhibit D-2 to the Original
                         -------------------------
Receivables Agreement is hereby amended, effective as of the day after the Series 1994-1 Final Payment Date, in the following respect:

     Provision 3(a) is hereby amended to read:

               3.  Conveyance of Receivables and Accounts.  (a) The Purchaser
                   --------------------------------------
     does hereby transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty on and after the Removal Commencement Date, all right, title and interest of the Trust and the Purchaser in, to and under (x) all Receivables created from time to time on and after the Removal Commencement Date until the Removal Termination Date in the Ineligible Accounts designated hereby and all monies due or to become due and all amounts received with respect thereto and any rights under any Repurchase Agreement with respect to such Receivables and the Collateral Security in respect thereof, all monies due or to become due and all amounts received with respect thereto (including all Non-Principal Receivables) and all proceeds thereof (as defined in Section 9-306 of the UCC as in effect in the State of Vermont) and Recoveries thereof relating thereto and (y) on the Removal Termination Date, all Collateral Security in connection with such Ineligible Accounts and all proceeds thereof (as defined in Section 9-306 of the UCC as in effect in the State of Vermont and Recoveries) relating thereto.

     SECTION 8.04.  Amendment to Add Exhibit D-3. The Original Receivables
                    ----------------------------
Purchase Agreement is hereby amended, effective the day after the Series 1994-1 Final Payment Date to add Exhibit D-3 thereto. Exhibit D-3 shall be in the form attached to this Amendment as Exhibit A.

                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

          SECTION 9.01.  Counterparts.  This Agreement may be executed in two or
                         ------------
more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 9.02.  Headings.  The headings herein are for purposes of
                         --------
reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Amendment Number 1 to the Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year specified on the signature page hereof.

                                 The date of execution and delivery of this
Amendment Number 1 is January __, 1997.


                         BOMBARDIER CREDIT RECEIVABLES
                         CORPORATION, Purchaser



                         By:
                             ----------------------------------
                              Name:
                                    -------------------------
                              Title:
                                     --------------------------



                         By:
                             ----------------------------------
                              Name:
                                    -------------------------
                              Title:
                                     --------------------------


                         BOMBARDIER CAPITAL INC., Seller




                         By:
                             ----------------------------------
                              Name:
                                    -------------------------
                              Title:
                                     --------------------------





                         By:
                             ----------------------------------
                              Name:
                                    -------------------------
                              Title:
                                     --------------------------

                                                 EXHIBIT A TO AMENDMENT NUMBER 1
                                               TO RECEIVABLES PURCHASE AGREEMENT


                                                              EXHIBIT D-4 TO RPA


     FORM OF REASSIGNMENT OF REMOVED PARTICIPATION INTERESTS IN RECEIVABLES

                (As required by Section 2.09 of the Receivables
                     Purchase Agreement referred to below)


                    REASSIGNMENT NO.        OF RECEIVABLES,
                                     ------
                       dated as of               ,     ,
                                   --------------  ----
           by and between BOMBARDIER CREDIT RECEIVABLES CORPORATION,
                      as purchaser (the "Purchaser"), and
                                         ---------
               BOMBARDIER CAPITAL INC., as seller (the "Seller"),
                                                        ------
                 pursuant to the Receivables Purchase Agreement
                               referred to below.

                                   WITNESSETH

          WHEREAS the Seller and the Purchaser are parties to the Receivables Purchase Agreement dated as of January 1, 1994, as amended by Amendment Number 1 to Receivables Purchase Agreement dated as of January 1, 1997 (and as hereafter further amended or supplemented, the "Receivable Purchase Agreement");
                                      -----------------------------

          WHEREAS, pursuant to Section 2.09 of the Receivables Purchase Agreement, the Seller wishes to remove certain interests in the Receivables or a portion of certain Receivables from an Account or Accounts and the related interest in the Collateral Security and other rights in respect thereof (the

"Removed Participation Interests") and to cause the Purchaser to reconvey the
--------------------------------
Removed Participation Interests and such Collateral Security and rights, whether now existing or hereafter created, and all amounts currently held by the Purchaser or thereafter received by the Trust in respect of such Removed Participation Interests, from the Purchaser to the Seller (as each such term is defined in the Receivables Purchase Agreement); and

          WHEREAS the Purchaser is willing to accept such removal and to reconvey the Removed Participation Interests, such Collateral Security and rights and any related amounts held or received by the Trust subject to the terms and conditions hereof.

          NOW, THEREFORE, the Seller and the Purchaser hereby agree as follows:

          1.  Defined Terms.  All terms defined in the Agreement and used herein
              -------------
shall have such defined meanings when used herein, unless otherwise defined herein.

                                     D-3-1

          "Participation Interest Removal Date" shall mean, with respect to the
           -----------------------------------
     Removed Participation Interests designated hereby, _______________,____.

          2.   Notice of Removed Participation Interests.  (a)  Not less than
               -----------------------------------------
five (5) Business Days prior to the Participation Interest Removal Date, the Seller shall furnish to the Purchaser, any Agent, any Enhancement Providers and the Rating Agencies a written notice specifying the date on which removal of such interests in Receivables will occur, such date being a Participation Interest Removal Date.

          (b) On or before the fifth business day after the Participation Interest Removal Date, the Seller shall furnish to the Trustee a computer file, microfiche list or other list of the Removed Participation Interests, specifying for each Removed Participation Interest (x) the number of the Account in which such receivable or Receivables existed, (y) as of the date of the Participation Removal Notice, the aggregate amount of Principal Receivables outstanding in the Account from which the Receivable or Receivables were to be removed and (z) as of the Participation Interest Removal Date, the aggregate amount of Principal Receivables in such Account (after the removal of the Removed Participation Interests) and represent that such computer file, microfiche list or other list of the Removed Participation Interest is true and complete in all material respects. Such file or list shall be marked as Schedule 1 to this Reassignment and shall be incorporated into and made a part of this Reassignment as of the Participation Removal Date and shall amend Schedule 1 to the Receivables Purchase Agreement.

          3.   Conveyance of Removed Interests.  (a)  The Purchaser does hereby
               -------------------------------
transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty on and after the Participation Interest Removal Date, all right, title and interest of the Trust in, to and under all Removed Participation Interests all Collateral Security and rights in respect thereof, any rights under any Repurchase Agreement with respect to such Removed Participation Interests and all monies due or to become due and all amounts received with respect thereto (including all Non-Principal Receivables) and all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Vermont) and Recoveries thereof relating thereto.

          (b) If requested by the Seller, in connection with such transfer, the Purchaser agrees to execute and deliver to the Seller on or prior to the date of this Reassignment, a termination statement with respect to the Removed Participation Interest existing at the close of business on the Participation Interest Removal Date and thereafter created from time to time and Collateral Security in respect thereof to the extent of the Removed Participation Interests evidencing the release by the Trust of its lien with respect to such Removed Participation Interests and the interests in the Collateral Security with respect thereto, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such lien.

          4.   Acceptance by Purchaser.  The Purchaser hereby acknowledges that,
               -----------------------
prior to or simultaneously with the execution and delivery of this Reassignment, the Seller delivered to the Purchaser the computer file or such microfiche or written list described in Section 2(b) of this Reassignment.

                                     D-3-2

          5.  Representations and Warranties of the Seller.  The Seller hereby
              --------------------------------------------
represents and warrants to the Purchaser as of the date of this Reassignment and as of the Removal Date:

          (a) Legal, Valid and Binding Obligation.  This Reassignment
              -----------------------------------
     constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and the availability of equitable remedies;

          (b) No Early Amortization Event.  The removal of the Removed
              ---------------------------
     Participation Interests hereby removed shall not, in the reasonable belief of the Seller, cause an Early Amortization Event to occur or cause the Pool Balance to be less than the Required Pool Balance;

          (c) Selection Procedures.  No selection procedures believed by the
              --------------------
     Seller to be adverse to the interests of the Beneficiaries were utilized in selecting the Removed Participation Interests to be removed;


          6.   Condition Precedent.  In addition to the conditions precedent set
               -------------------
forth in Section 2.09 of the Receivables Purchase Agreement, the obligation of the Purchaser to execute and deliver this Reassignment is subject to the Seller having delivered on or prior to the Participation Interest Removal Date to the Purchaser, any Agent, and any Enhancement Providers an Officers' Certificate certifying that (a) as of the Participation Interest Removal Date, all requirements set forth in Section 2.09 of the Agreement for removing such Accounts and reconveying the Removed Participation Interests and related interests in the Collateral Security with respect thereto, whether existing at the close of business on the Participation Interest Removal Date or thereafter created from time to time until the termination of the Trust, have been satisfied, and (b) each of the representations and warranties made by the Seller in Section 5 hereof is true and correct as of the date of this Reassignment and as of the Participation Interest Removal Date. The Purchaser may conclusively rely on such Officers' Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

          7.   Ratification of Agreement.  As supplemented by this Reassignment,
               -------------------------
the Receivables Purchase Agreement is in all respects ratified and confirmed and the Receivables Purchase Agreement as so supplemented by this Reassignment shall be read, taken and construed as one and the same instrument.

          8.   Counterparts.  This Reassignment may be executed in two or more
               ------------
counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                                     D-3-3

          9.  GOVERNING LAW.  THIS REASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE
              -------------
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the undersigned have caused this Reassignment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                         BOMBARDIER CREDIT RECEIVABLES
                         CORPORATION, Purchaser




                         By:
                             ----------------------------------
                              Name:
                                    -------------------------
                              Title:
                                     --------------------------


                         By:
                             ----------------------------------
                              Name:
                                    -------------------------
                              Title:
                                     --------------------------




                         BOMBARDIER CAPITAL INC., Seller


                         By:
                             ----------------------------------
                              Name:
                                    -------------------------
                              Title:
                                     --------------------------


                         By:
                             ----------------------------------
                              Name:
                                    -------------------------
                              Title:
                                     --------------------------


                                     D-3-4